Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net income (loss)	$ 12,479	$ 9,105	$ (15,260)
Unrealized (losses) gains on fixed-maturity securities	(23,698)	9,568	10,733
Net OCI	(23,698)	9,568	10,733
Total comprehensive (loss) income	$ (11,219)	$ 18,673	$ (4,527)